Investment	12 Months Ended
Jun. 30, 2023
Investment
Investment
4.	Investment

On May 5, 2022, the Company entered into an agreement to purchase 179,175 common shares of Aqualung Carbon Capture AS (“Aqualung”) for $3.1 million (NOK 23.3 million), representing an approximate 4.55% ownership in Aqualung. Aqualung is engaged in carbon capture technology and is based in Norway with operations in the United States.

During the fiscal year 2023, Aqualung closed a private placement in which the Company did not participate. The Company’s ownership changed from 4.55% to 4.4%.

4.Investment - continued

Changes in the Company’s Investment in Aqualung for the year ended June 30, 2023 and June 30, 2022 are summarized as follows:

Initial investment	$3,114
Effect of change in fair value	107
Balance, June 30, 2022	3,221
Effect of change in fair value	93
Balance, June 30, 2023	$3,314